EXHIBIT 23(b)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As   independent   public   accountants,   we  hereby  consent  to  the
incorporation by reference in this Registration Statement of our reports dated October 4, 1995 (except with respect to the matter discussed in Note 10(b) as to which the date is December 6, 1995) in Genome Therapeutics Corp.'s Form 10-K for the year ended August 31, 1995 and to all references to our Firm included in this Registration Statement.


                                                     /s/ Arthur Andersen LLP
                                                     ARTHUR ANDERSEN LLP


November 7, 1996

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